                                                                    Exhibit 10.3


--------------------------------------------------------------------------------



                                   NILT TRUST,
                         as Grantor and UTI Beneficiary,

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                  as Servicer,

                                   NILT, INC.,
                                   as Trustee,

                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                 as Trust Agent




                           ---------------------------

                                   2003-A SUBI
                                   SUPPLEMENT

                         Dated as of October [__], 2003

                           ---------------------------



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS





                                                                                        PAGE
                                                                                        ----
                                 ARTICLE ELEVEN
                                   DEFINITIONS

Section 11.01.        Definitions....................................................     2
Section 11.02.        Interpretive Provisions........................................     2
Section 11.03.        Rights in Respect of the 2003-A SUBI...........................     3

                                 ARTICLE TWELVE
                           CREATION OF THE 2003-A SUBI

Section 12.01.        Creation of 2003-A SUBI Assets and the 2003-A SUBI.............     3
Section 12.02.        Transfer of 2003-A SUBI Interests..............................     4
Section 12.03.        Issuance and Form of 2003-A SUBI Certificate...................     4
Section 12.04.        Actions and Filings............................................     6
Section 12.05.        Termination of the 2003-A SUBI.................................     6
Section 12.06.        Representations and Warranties of Trustee......................     7
Section 12.07.        Transfer and Assignment of Certificates........................     7

                                ARTICLE THIRTEEN
                               2003-A SUBI PLEDGE

Section 13.01.        Registration of the 2003-A SUBI Pledge.........................     7

                                ARTICLE FOURTEEN
                              2003-A SUBI ACCOUNTS

Section 14.01.        2003-A SUBI Collection Account.................................     8
Section 14.02.        2003-A Reserve Account.........................................     8
Section 14.03.        Investment of Monies in 2003-A SUBI Accounts...................     8
Section 14.04.        No Residual Value Account or Payahead Account..................     9

                                 ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

Section 15.01.        Amendment......................................................     9
Section 15.02.        Governing Law..................................................    10
Section 15.03.        Notices........................................................    10
Section 15.04.        Severability of Provisions.....................................    10
Section 15.05.        Effect of Supplement on Titling Trust Agreement................    10
Section 15.06.        No Petition....................................................    11

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                        PAGE
                                                                                        ----
                                    EXHIBITS

Exhibit A  -  Schedule of 2003-A Leases and 2003-A Leased Vehicles...................   A-1
Exhibit B  -  Form of 2003-A SUBI Certificate........................................   B-1

                             2003-A SUBI SUPPLEMENT

      This 2003-A SUBI Supplement, dated as of October [__], 2003, is among NILT Trust, a Delaware statutory trust ("NILT Trust"), as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as servicer (in such capacity, the "Servicer"), NILT, Inc., a Delaware corporation, as trustee (the "Trustee"), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent").

                                    RECITALS

      A. Pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the "Titling Trust Agreement"), among the parties hereto, Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), was formed to take assignments and conveyances of and hold in trust various assets (the "Trust Assets");

      B. The UTI Beneficiary, the Servicer and the Titling Trust have entered into the SUBI Servicing Agreement, dated as of March 1, 1999 (the "Basic Servicing Agreement"), by and among the UTI Beneficiary, the Servicer, and the Titling Trust, which provides for, among other things, the servicing of the Trust Assets by the Servicer;

      C. Pursuant to the Titling Trust Agreement, from time to time the Trustee, on behalf of the Titling Trust and at the direction of the UTI Beneficiary, will identify and allocate on the books and records of the Titling Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a "SUBI"), the beneficiaries of which generally will be entitled to the net cash flows arising from such Trust Assets;

      D. The parties hereto desire to supplement the Titling Trust Agreement (as so supplemented by this 2003-A SUBI Supplement, the "SUBI Trust Agreement") to create a SUBI (the "2003-A SUBI");

      E. The parties hereto desire to identify and allocate to the 2003-A SUBI a separate portfolio of Trust Assets consisting of leases (the "2003-A Leases"), the vehicles that are leased under the 2003-A Leases (the "2003-A Vehicles"), and certain other related assets;

      F. The parties hereto also desire to issue to NILT Trust a certificate evidencing a 100% beneficial interest in the 2003-A SUBI (the "2003-A SUBI Certificate").

      G. NILT Trust will transfer the 2003-A SUBI Certificate to Nissan Auto Leasing LLC II ("NALL II") pursuant to the SUBI Certificate Transfer Agreement, dated as of October [__], 2003 (the "SUBI Certificate Transfer Agreement"). NALL II will further transfer the 2003-A SUBI Certificate to Nissan Auto Lease Trust 2003-A (the "Trust") pursuant to the Trust SUBI Certificate Transfer Agreement, dated as of October [__], 2003 (the "Trust SUBI Certificate Transfer Agreement"), between NALL, as transferor (the "Transferor") and the Trust, as transferee.


                                       1                         SUBI Supplement

      H. Pursuant to the Indenture, dated as of October [__], 2003 (the "Indenture"), by and between the Trust, as issuer (the "Issuer") and U.S. Bank, as Indenture Trustee (the "Indenture Trustee"), the Issuer will (i) issue $240,300,000 aggregate principal amount of [___]% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), $277,000,000 aggregate principal amount of [___]% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), $[_____________] aggregate principal amount of Floating Rate Asset Backed Notes, Class A-3a (the "Class A-3a Notes"), and $[_____________] aggregate principal amount of [___]% Asset Backed Notes, Class A-3b (the "Class A-3b Notes," and together with the Class A-1 Notes, the Class A-2 Notes, and the Class A-3a Notes, the "Notes"); and (ii) pledge the 2003-A SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.

      I. The parties hereto also desire to register a pledge of the 2003-A SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ELEVEN
                                   DEFINITIONS


     Section 11.01. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October [__], 2003, by and among the Issuer, NILT Trust, as Grantor and UTI Beneficiary, the Titling Trust, NMAC, in its individual capacity, as Servicer and as administrative agent (in such capacity, the "Administrative Agent"), NALL II, NILT, Inc., as Trustee, Wilmington Trust Company, as Delaware Trustee and owner trustee (in such capacity, the "Owner Trustee") and U.S. Bank, as Trust Agent and Indenture Trustee.


      Section 11.02. Interpretive Provisions. For all purposes of this 2003-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 2003-A SUBI Supplement include all Exhibits hereto, (iii) references to words such as "herein," "hereof" and the like shall refer to this 2003-A SUBI Supplement as a whole and not to any particular part, Article, or Section herein, (iv) references to an Article or Section such as "Article Twelve" or "Section 12.01" shall refer to the applicable Article or Section of this 2003-A SUBI Supplement,
(v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or", and (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

      Any reference in this 2003-A SUBI Supplement to any agreement means such agreement as it may be amended, restated, supplemented (only to the extent such agreement as supplemented relates to the Notes), or otherwise modified from time to time. Any reference in this 2003-A SUBI Supplement to any law, statute, regulation, rule, or other legislative action shall mean such law, statute, regulation, rule, or other legislative action as amended, supplemented, or otherwise modified from time to time, and shall include any rule or regulation

                                       2                         SUBI Supplement
promulgated thereunder. Any reference in this 2003-A SUBI Supplement to a Person shall include the successor or assignee of such Person.

      Section 11.03. Rights in Respect of the 2003-A SUBI. Each Holder and Registered Pledgee of the 2003-A SUBI Certificate (including the Trust) is a third-party beneficiary of the SUBI Trust Agreement insofar as the Titling Trust Agreement and this 2003-A SUBI Supplement apply to the 2003-A SUBI, the Holders of the 2003-A SUBI Certificate, and the Registered Pledgees of the 2003-A SUBI Certificate. Therefore, to that extent, references in the SUBI Trust Agreement to the ability of a "Holder," "Related Beneficiary," or a "Registered Pledgee" of a SUBI Certificate to take any action shall be deemed to refer to the Trust acting at its own instigation or upon the instruction of the requisite voting percentage of holders of Securities or Rated Securities, as specified in the Indenture or the Trust Agreement, as applicable.

                                 ARTICLE TWELVE
                           CREATION OF THE 2003-A SUBI

      Section 12.01.  Creation of 2003-A SUBI Assets and the 2003-A SUBI.

      (a) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary directs the Trustee to create, and the Trustee hereby creates, one Sub-Trust which shall be known as the "2003-A SUBI." The 2003-A SUBI shall represent a special unit of beneficial interest solely in the 2003-A SUBI Assets.

      (b) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary hereby directs the Trustee to identify and allocate or to cause to be identified and allocated to the 2003-A SUBI on the books and records of the Titling Trust a separate Sub-Trust of Trust Assets consisting of 2003-A Eligible Leases and the related Leased Vehicles and other associated Trust Assets owned by the Titling Trust and not allocated to any Other SUBI or reserved for allocation to any Other SUBI (or owned or acquired by the Trustee on behalf of the Titling Trust but not yet allocated to, or reserved for allocation to, any specific Sub-Trust). Such Trust Assets (the "2003-A SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Titling Trust. Based upon their identification and allocation by the Servicer pursuant to the 2003-A Servicing Supplement, the Trustee hereby identifies and allocates as 2003-A SUBI Assets the 2003-A Leases and 2003-A Vehicles more particularly described on the Schedule of 2003-A Leases and 2003-A Vehicles and the related Trust Assets described above, each such 2003-A SUBI Asset to be identified on the books and accounts of the Titling Trust as being allocated to the 2003-A SUBI.

      (c) The Titling Trust is hereby granted the power and authority and is authorized, and the Trustee is authorized on behalf of the Titling Trust, to execute, deliver and perform its obligations under the Basic Documents.


                                       3                         SUBI Supplement

      Section 12.02.  Transfer of 2003-A SUBI Interests.

      (a) Interests in the 2003-A SUBI may not be transferred or assigned by the UTI Beneficiary, and any such purported transfer or assignment shall be deemed null, void, and of no effect herewith; provided, however, that the 2003-A SUBI Certificate and the interests in the 2003-A SUBI represented thereby may be
(i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement,
(ii) sold, transferred and assigned by the Transferor absolutely, or transferred and assigned or a security interest therein granted, in connection with a Securitized Financing, (iii) transferred to the Indenture Trustee or any subsequent Registered Pledgee to itself or any other Person following the occurrence of an Indenture Default (which has not been rescinded) or any similar term in any subsequent Securitized Financing secured by the 2003-A SUBI Certificate or any interest therein and (iv) transferred to each direct or indirect permitted transferee of the Indenture Trustee or such subsequent Registered Pledgee, in each case in the circumstances contemplated in, and subject to the conditions set forth in, Section 3.04(b) of the Titling Trust Agreement. Each such transfer shall be registrable upon surrender of the 2003-A SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable), accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon a new 2003-A SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

      (b) For any transfer of the 2003-A SUBI Certificate or an interest therein to be effective, on or prior to the date of any absolute sale, transfer, or assignment, the related transferee must execute and deliver to the Trustee the non-petition covenant and the agreement required pursuant to Section 3.04(b) of the Titling Trust Agreement.

      Section 12.03.  Issuance and Form of 2003-A SUBI Certificate.

      (a) The 2003-A SUBI shall be represented by a 2003-A SUBI Certificate that shall represent a 100% beneficial interest in the 2003-A SUBI and the 2003-A SUBI Assets, as further set forth herein. The 2003-A SUBI Certificate shall, upon transfer to the Trust, be registered in the name of the Trust, representing the beneficial interest in the 2003-A SUBI Assets allocated from the UTI. The Trustee shall register a pledge of the 2003-A SUBI Certificate in favor of the Indenture Trustee (for the benefit of the holders of the Notes), as provided in Article Thirteen, and shall deliver the 2003-A SUBI Certificate to the Indenture Trustee. The 2003-A SUBI Certificate shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this 2003-A SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary. Any portion of any 2003-A SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such 2003-A SUBI Certificate:

                                       4                         SUBI Supplement

            Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

      In addition, the 2003-A SUBI Certificate will bear a legend to the following effect:

            THIS 2003-A SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2003-A SUBI CERTIFICATE, AGREES THAT THIS 2003-A SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

      The 2003-A SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied, or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary. The 2003-A SUBI Certificate and the interest in the 2003-A SUBI evidenced thereby shall constitute a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the UCC.

      (b) If (i) the 2003-A SUBI Certificate is mutilated and surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of the 2003-A SUBI Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may reasonably be required by it to hold the Trust and the Trustee, as applicable, harmless, then the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen 2003-A SUBI Certificate, a replacement 2003-A SUBI Certificate. Every 2003-A SUBI Certificate issued pursuant to this
Section 12.03(b) in replacement of any mutilated, destroyed, lost, or stolen 2003-A SUBI Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost, or stolen 2003-A SUBI Certificate shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of the SUBI Trust Agreement equally and proportionately with any and all other 2003-A SUBI Certificates duly issued hereunder. The provisions of this Section 12.03(b) are exclusive and preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen 2003-A SUBI Certificates.

                                       5                         SUBI Supplement

      Section 12.04. Actions and Filings. The UTI Beneficiary and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Servicer pursuant to the Servicing Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 2003-A SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer or the Registered Pledgee hereunder or under any other Basic Document. The UTI Beneficiary hereby irrevocably makes and appoints each of the Trustee and the Servicer, and any of their respective officers, employees, or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices, or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

      Section 12.05.  Termination of the 2003-A SUBI.

      (a) In connection with any purchase by the Servicer of the corpus of the Trust pursuant to Article Nine of the Trust Agreement, the succession of the Servicer to the interest in the 2003-A SUBI represented by the 2003-A SUBI Certificate, or should all of the interest in the 2003-A SUBI thereafter be held by the UTI Beneficiary or the Holders of the UTI Certificates, whether by transfer, sale, or otherwise, then upon the direction of such Holders, the 2003-A SUBI shall be terminated, the 2003-A SUBI Certificate shall be returned to the Trustee and canceled, and the Servicer shall reallocate all 2003-A SUBI Assets to the UTI.


     (b) So long as the Notes are Outstanding, the 2003-A SUBI shall not be dissolved unless (a) required by law or (b) at the direction of the Holder of the 2003-A SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, that upon the sale of the Trust Estate pursuant to
Section 5.04 of the Indenture, this 2003-A SUBI Supplement shall terminate and the 2003-A SUBI shall be terminated; provided further, that such termination shall affect the Titling Trust only insofar as such termination relates to the 2003-A SUBI. Such termination shall not entitle the legal representatives of the 2003-A SUBI or any Holder of a 2003-A SUBI Certificate to take any action for a partition or winding up of the Titling Trust or any Trust Assets except with respect to the 2003-A SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. In connection with the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the 2003-A SUBI Assets shall be distributed out of the Titling Trust at the direction of the Holder of the 2003-A SUBI Certificate acting in accordance with instructions from the Registered Pledgee, and the purchaser shall take delivery of such 2003-A SUBI Assets. The Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Trustee, as applicable, to cause the related 2003-A Vehicles to be retitled as directed by the purchaser. The proceeds of such sale shall be distributed in the following amounts and priority:


                                       6                         SUBI Supplement

            (i) to the Indenture Trustee, all amounts required to be paid under Section 6.07 of the Indenture, or to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be;

            (ii)  to the Servicer, any Payment Date Advance Reimbursement;

            (iii) to the Servicer, amounts due in respect of unpaid Servicing Fees; and

            (iv) to the Certificate Distribution Account (or, if the Lien of the Indenture is outstanding, the Note Distribution Account) to be distributed pursuant to Section 5.04(b) of the Indenture.

      Section 12.06. Representations and Warranties of Trustee. The Trustee hereby reaffirms, as of the Cutoff Date, the representations, warranties and covenants set forth in Section 5.12 of the Titling Trust Agreement, on which the Grantor and UTI Beneficiary, each of its permitted assignees, and each Holder or Related Beneficiary of a 2003-A SUBI Certificate (and beneficial owner of any portion thereof, including the Trust and the Trust Certificateholders) may rely. For purposes of this Section, any reference in Section 5.12 of the Titling Trust Agreement to the Titling Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.

      Section 12.07. Transfer and Assignment of Certificates. For purposes of the SUBI Trust Agreement, the third sentence of Section 3.04(b) of the Titling Trust Agreement is hereby amended to read as follows:

      Notwithstanding the foregoing, prior to becoming the Registered Pledgee or Holder of a SUBI Certificate or otherwise becoming entitled to distributions or any other rights hereunder, the related transferee, assignee, or pledgee in each case must (i) give a non-petition covenant substantially similar to that set forth in Section 8.08 of the Titling Trust Agreement and (ii) execute an agreement in favor of each Holder from time to time of a UTI Certificate and any certificate evidencing an Other SUBI to release all Claims to the UTI Assets and the related Other SUBI Assets, respectively, and, if such release is not given effect, to subordinate fully all Claims it may be deemed to have against the UTI Assets or such Other SUBI Assets, as the case may be.

      For so long as the 2003-A SUBI Certificate remains outstanding, each Supplement shall contain a similar amendment with respect to such Section.

                                ARTICLE THIRTEEN
                               2003-A SUBI PLEDGE

      Section 13.01. Registration of the 2003-A SUBI Pledge. The parties hereto hereby acknowledge the Trust's pledge, assignment, and grant to the Indenture Trustee, for the benefit of the holders of the Notes, under the Indenture of a security interest in the 2003-A SUBI Certificate together with all rights appurtenant thereto and proceeds thereof, to secure the Notes. The Trustee hereby acknowledges such pledge, assignment, and grant of security interest, and the


                                       7                         SUBI Supplement

Trustee agrees to cause the Indenture Trustee to be listed in the Certificate Register as the Registered Pledgee of the Trust's 2003-A SUBI Certificate. The Trust has caused the Trustee to deliver the 2003-A SUBI Certificate to the Indenture Trustee, as Registered Pledgee, who shall have the rights with respect thereto described herein and in the Indenture.

                                ARTICLE FOURTEEN
                              2003-A SUBI ACCOUNTS

      Section 14.01.  2003-A SUBI Collection Account.

      (a) With respect to the 2003-A SUBI, the Trustee, at the direction of the Servicer, shall establish, and the Trust Agent shall maintain, in the name of the Trustee, for the exclusive benefit of the holders of interests in the 2003-A SUBI, the 2003-A SUBI Collection Account, which account shall constitute a SUBI Collection Account. The 2003-A SUBI Collection Account initially shall be established with U.S. Bank, as Trust Agent, so long as the Trust Agent has the Required Deposit Rating. If the Trust Agent at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Trust Agent, as necessary, cause such 2003-A SUBI Collection Account to be moved as described in Section 4.02(a) of the Titling Trust Agreement. The 2003-A SUBI Collection Account shall relate solely to the 2003-A SUBI and the 2003-A SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in, or contemplated by, the SUBI Trust Agreement or in the Servicing Agreement. All deposits into the 2003-A SUBI Collection Account shall be made as described in the Servicing Agreement.

      (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Servicer, the Trustee (acting through the Trust Agent) shall make deposits and withdrawals from the 2003-A SUBI Collection Account as set forth in the 2003-A Servicing Supplement.

      (c) Any transfer of funds to a Holder of a 2003-A SUBI Certificate shall be made as directed pursuant to the Basic Documents.

      Section 14.02.  2003-A Reserve Account.

      (a) Pursuant to Section 5.01 of the Trust Agreement, the Servicer, on behalf of the Trust, shall establish and maintain the Reserve Account (i) with the Indenture Trustee, until the Outstanding Amount is reduced to zero, and (ii) thereafter with the Owner Trustee. Deposits and withdrawals from the Reserve Account shall be made as directed pursuant to the Basic Documents, including
Section 8.04(b) of the Indenture, Section 10.01 of the Indenture, Section 8.04 of the Servicing Agreement and Section 14.03 of this 2003-A SUBI Supplement.

      Section 14.03. Investment of Monies in 2003-A SUBI Accounts. All amounts held in the 2003-A SUBI Collection Account and the Reserve Account shall be invested in Permitted Investments in accordance with Section 4.02(a) of the Titling Trust Agreement. Any investment earnings on the 2003-A SUBI Collection Account and the Reserve Account will be taxable to the Transferor.

                                       8                         SUBI Supplement

      Section 14.04. No Residual Value Surplus Account or Payahead Account. The parties hereby acknowledge that there shall be no Residual Value Surplus Account or Payahead Account (as defined in the Titling Trust Agreement).

                                 ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

      Section 15.01.  Amendment.

      (a) This 2003-A SUBI Supplement (and, accordingly, the Titling Trust Agreement as it relates to the 2003-A SUBI) may be amended by the parties hereto:

            (i) without the consent of the Holders, to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, to add any other provision with respect to matters or questions arising hereunder that is not inconsistent with the SUBI Trust Agreement, or to add or amend any provision herein to assure that none of the Titling Trust, the Trust, or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and

            (ii) from time to time (including to change the manner in which the Reserve Account is funded or to eliminate the Reserve Account, or to change the remittance schedule for depositing SUBI Collections and other amounts into the 2003-A SUBI Collection Account), provided that (A) each Rating Agency receives prior written notice of such amendment and (B) an Opinion of Counsel is delivered to the Trustee to the effect that after such amendment, for federal income tax purposes, the Titling Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation and the Notes will properly be characterized as indebtedness that is secured by the assets of the Trust. To the extent that any such amendment materially affects the UTI or any Other SUBI, the 2003-A SUBI Certificate or the 2003-A SUBI Assets, such amendment shall require the consent of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of the 2003-A SUBI or the 2003-A SUBI Certificate or distributions (or the interest thereon) required to be made on any Notes or the Trust Certificates or reduce the Interest Rate of any Note or (B) reduce the percentage of the aggregate principal amount of the Notes and Trust Certificates required to consent to any such amendment, any such amendment shall require the consent of all the Holders and holders of 100% of all outstanding Notes and Trust Certificates (which for this purpose shall include Trust Certificates held by the Trust, the Transferor, the Servicer and their respective Affiliates), and an Opinion of Counsel as set forth in clause (B) above.

                                       9                         SUBI Supplement

      (b) Any amendment to this 2003-A SUBI Supplement shall amend the Titling Trust Agreement only insofar as such amendment relates to the 2003-A SUBI.

      Section 15.02. Governing Law. This 2003-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 15.03. Notices. The notice provisions of Section 8.03 of the Titling Trust Agreement shall apply equally to this 2003-A SUBI Supplement. A copy of each notice or other writing required to be delivered to the Trustee pursuant to the SUBI Trust Agreement also shall be delivered to (i) the Owner Trustee at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention:
Corporate Trust Administration; (ii) the Servicer at 990 West 190th Street, Torrance, California 90502 (telecopier no. (310) 324-2542), Attention:
Treasurer; and (iii) the Trust Agent at Wrigley Building, 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, Attention: NILT Inc. (telecopier no.
(312) 836-6701).

      Section 15.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this 2003-A SUBI Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this 2003-A SUBI Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of the 2003-A SUBI Certificate or the rights of the Registered Pledgees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision, or term of this 2003-A SUBI Supplement invalid or unenforceable in any respect.

      Section 15.05.  Effect of Supplement on Titling Trust Agreement.

      (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Titling Trust Agreement, (ii) all references in the Titling Trust Agreement to the Titling Trust Agreement shall be to the SUBI Trust Agreement and (iii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between this 2003-A SUBI Supplement and the Titling Trust Agreement in respect of the 2003-A SUBI, the provisions of this 2003-A SUBI Supplement shall prevail.

      (b) For purposes of determining the obligations of the parties hereto under this 2003-A SUBI Supplement with respect to the 2003-A SUBI, except as otherwise indicated by the context, general references in the Titling Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to a 2003-A SUBI Account, (ii) a SUBI shall be deemed to refer more specifically to the 2003-A SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2003-A SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer


                                       10                        SUBI Supplement
more specifically to a 2003-A SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this 2003-A SUBI Supplement and (vi) a Servicing Supplement shall be deemed to refer more specifically to the 2003-A Servicing Supplement.

      Section 15.06. No Petition. Each of the parties hereto and each Holder of a 2003-A SUBI Certificate, and each Registered Pledgee, by acceptance of a 2003-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Grantor, the Trustee, the Titling Trust, any Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this 2003-A SUBI Supplement, the resignation or removal of the Trustee under the SUBI Trust Agreement and the complete or partial resignation or removal of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.


                                       11                        SUBI Supplement

            IN WITNESS WHEREOF, the Grantor and UTI Beneficiary, the Servicer, the Trustee, the Delaware Trustee and, solely for the limited purposes set forth in Sections 14.01, 14.02, and 14.03, the Trust Agent, have caused this 2003-A SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                     NILT TRUST,
                                          as Grantor and UTI Beneficiary

                                     By:  U.S. BANK NATIONAL ASSOCIATION,
                                          as Managing Trustee

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     NISSAN MOTOR ACCEPTANCE CORPORATION,
                                          as Servicer

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     NILT, INC.,
                                          as Trustee

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title

                                     WILMINGTON TRUST COMPANY,
                                          as Delaware Trustee

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     U.S. BANK NATIONAL ASSOCIATION,
                                          as Trust Agent

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       S-1                     (SUBI Supplement)

            Receipt of this original counterpart of this 2003-A SUBI Supplement is hereby acknowledged on this ___ day of October, 2003 .

                                     U.S. BANK NATIONAL ASSOCIATION,
                                          as Indenture Trustee

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       S-2                     (SUBI Supplement)

                                                                       EXHIBIT A

                 SCHEDULE OF 2003-A LEASES AND 2003-A VEHICLES


 [Omitted. Copies on file with the Servicer, the Trustee and the Owner Trustee.]







                                       A-1                     (SUBI Supplement)

                                                                       EXHIBIT B

                        FORM OF 2003 - A SUBI CERTIFICATE

         THIS 2003-A SUBI CERTIFICATE MAY NOT BE TRANSFERRED OR ASSIGNED EXCEPT UPON THE TERMS AND SUBJECT TO THE CONDITIONS SPECIFIED HEREIN

                              NISSAN - INFINITI LT

             2003-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

            evidencing a fractional undivided interest in the 2003-A SUBI Assets of Nissan-Infiniti LT, a statutory trust organized pursuant to the Delaware Statutory Trust Act (the "Trust").

            (This Certificate does not represent any interest in the UTI Assets or any Other SUBI Assets of the Trust or an obligation, of, or interest in, NILT Trust, Nissan Motor Acceptance Corporation, NILT, Inc., or any of their respective Affiliates.)

      THIS 2003-A SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2003-A SUBI CERTIFICATE, AGREES THAT THIS 2003-A SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

No. R-___

evidencing a 100% interest in all 2003-A SUBI Assets (as defined below).

      This 2003-A Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of Nissan Motor Acceptance Corporation, NILT, Inc. or any of their respective affiliates.

      THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, 100% beneficial interest in the 2003-A SUBI Assets owned by Nissan-Infiniti LT (the "Titling Trust").

                                       B-1                     (SUBI Supplement)

      The Titling Trust was created pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998, as amended, supplemented, or restated from time to time (the "Titling Trust Agreement"), among NILT Trust, as grantor and initial beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary," respectively), NILT, Inc., as trustee (the "Trustee"), Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, as trust agent (the "Trust Agent").

      This certificate is a duly authorized 2003-A SUBI Certificate, and is issued under and is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 2003-A SUBI Supplement thereto, dated as of October [__], 2003 (the "2003-A SUBI Supplement" and, together with the Titling Trust Agreement, the "SUBI Trust Agreement"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October [__], 2003, by and among Nissan Auto Lease Trust 2003-A, as issuer, NILT Trust, as Grantor and UTI Beneficiary, the Titling Trust, Nissan Motor Acceptance Corporation, in its individual capacity, as servicer and administrative agent, Nissan Auto Leasing LLC II, NILT, Inc., as trustee to the Titling Trust, Wilmington Trust Company, as owner trustee and Delaware trustee, and U.S. Bank National Association, as trust agent and indenture trustee. By acceptance of this 2003-A SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.

      The assets of the Titling Trust allocated to the 2003-A SUBI will generally consist of (i) cash capital, (ii) the 2003-A Leases (iii) the 2003-A Vehicles, (iv) certain related Trust Assets and (v) all of the Titling Trust's rights thereunder, including the right to proceeds arising therefrom or in connection therewith.

      Under the Titling Trust Agreement, from time to time the UTI Beneficiary may direct the Trustee to issue to or upon the order of the UTI Beneficiary one or more certificates (each, a "SUBI Certificate") representing a beneficial interest in certain specified Leased Vehicles, Leases and related Trust Assets (such assets, the "SUBI Assets"). Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate was issued pursuant to the 2003-A SUBI Supplement and represents a 100% beneficial interest in the 2003-A SUBI Assets.

      The UTI and the 2003-A SUBI shall each constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Statutory Trust Act for which separate and distinct records shall be maintained. The 2003-A SUBI Certificate and the interest in the 2003-A SUBI represented thereby constitutes a "security" within the meaning of Section 8-102(a)(15) of the Delaware UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the Delaware UCC.

      The 2003-A SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2003-A SUBI Supplement.

                                       B-2                       SUBI Supplement

      The Holder, by acceptance of this 2003-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Grantor, the Trustee, the Titling Trust, any Beneficiary or a Special Purpose Affiliate, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.

      The Holder hereof hereby (i) expressly waives any claim it may have to any proceeds or assets of the Trustee and to all of the Trust Assets other than those from time to time included within the 2003-A SUBI as 2003-A SUBI Assets and those proceeds or assets derived from or earned by such 2003-A SUBI Assets and (ii) expressly subordinates in favor of the Holder of any certificate evidencing an Other SUBI or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.

      The Trustee shall keep the certificate register with respect to this 2003-A SUBI Certificate, and the Holder of this 2003-A SUBI Certificate shall notify the Trustee of any change of address or instructions on the distribution of funds.

     The 2003-A SUBI shall be deemed dissolved solely with respect to the 2003-A SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust, upon the written direction to the Trustee by the Holder of the 2003-A SUBI Certificate to revoke and dissolve the 2003-A SUBI. So long as the Notes are outstanding, the 2003-A SUBI shall not be dissolved except (a) as required by law or (b) at the direction of the Holder of the 2003-A SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, upon any sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the Registered Pledgee shall have the right to direct the Holder of the 2003-A SUBI Certificate to dissolve the 2003-A SUBI in accordance with the provisions of the Indenture. Upon such dissolution of the Titling Trust with respect to the 2003-A SUBI and delivery of the 2003-A SUBI Certificate to the Trustee for cancellation, the Trustee shall distribute to the Holder of the 2003-A SUBI Certificate or its designee all 2003-A SUBI Assets and shall cause the Certificates of Title to the 2003-A Vehicles to be issued in the name of, or at the direction of, the Holder of the 2003-A SUBI Certificate (which may include reallocation of the 2003-A SUBI Assets relating to the 2003-A Vehicles to the
UTI). The Holder of the 2003-A SUBI Certificate to whom such 2003-A SUBI Assets relating to the 2003-A Vehicles are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes. The 2003-A SUBI shall be deemed dissolved solely with respect to the 2003-A SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust upon the bankruptcy of the Transferor subject to the conditions set forth in the SUBI Trust Agreement.

      Upon the dissolution of the Transferor with respect to the 2003-A SUBI, the 2003-A SUBI shall be terminated and the 2003-A SUBI Certificate shall be returned to the Trustee for cancellation. Such a termination shall not effect a termination of the Titling Trust or of any Other SUBIs that is in existence at the time of such termination.

      The Titling Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.

      No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent


                                       B-3                       SUBI Supplement
permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void, and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.

      This 2003-A SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions.

      Unless this 2003-A SUBI Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this 2003-A SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

                                       B-4                       SUBI Supplement

      IN WITNESS WHEREOF, NILT, Inc., as Trustee of the Titling Trust and not in its individual capacity, has caused this 2003-A SUBI Certificate to be duly executed.

      Dated:  October [__], 2003

                                          NISSAN-INFINITI LT

                                          By:  NILT, INC.,
                                               as Trustee



(SEAL)                                    By:
                                               ---------------------------------
                                               Name:
                                               Title:

ATTEST:


-------------------------------------


This is the 2003-A SUBI Certificate referred to in the within-mentioned Supplement.

                                          NILT, INC., as Trustee




                                          By:
                                               ---------------------------------
                                                      Authorized Officer




                                       B-5                       SUBI Supplement

      FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2003-A SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2003-A SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.


      Dated:                              By:
              -----------------------          ---------------------------------
                                               Name:
                                               Title:



                                       B-6                       SUBI Supplement